Exhibit 21.1

List of subsidiaries, variable interest entities and principal affiliated entities held by the variable interest entities of the Holdco

Name of entities	Place of Incorporation
Subsidiaries
Meten International Education Group	Cayman Islands
Meten Education Investment Limited	British Virgin Islands
Likeshuo Education Investment Limited	British Virgin Islands
Meten Education (Hong Kong) Limited	Hong Kong
Likeshuo Education (Hong Kong) Limited	Hong Kong
EdtechX Holdings Acquisition Corp.	Delaware
Zhuhai Meizhilian Education Technology Co., Ltd.	PRC
Zhuhai Likeshuo Education Technology Co., Ltd.	PRC
Shenzhen Bishuang Technology Co., Ltd.	PRC
Variable interest entities and principal affiliated entities
Shenzhen Meten International Education Co., Ltd.	PRC
Shenzhen Likeshuo Education Co., Ltd.	PRC
Shenzhen Qianhai Meten Technology Co., Ltd.	PRC
Shenzhen Zhangying Information Technology Co., Ltd.	PRC
Meten Education (Shenzhen) Co., Ltd.	PRC
Shenzhen Meten Qiancheng International Education Co., Ltd.	PRC
Shenzhen Yinglian Information Consulting Co., Ltd.	PRC
Shenzhen Yingguo Information Technology Co., Ltd.	PRC
Journey World International Travel Agency (Beijing) Co., Ltd.	PRC
Beijing Learn and Share Education Consulting Co., Ltd.	PRC
Beijing Meten Yingguo Education Consulting Co., Ltd.	PRC
Beijing Meilianxing Education Technology Co., Ltd.	PRC
Beijing Meten Overseas Technology Co., Ltd.	PRC
Beijing Jingchengying Education Culture Development Co., Ltd.	PRC
Beijing Jingchengying Education Network Technology Co., Ltd.	PRC
Changsha Kaifu District Xinlian English Training School Co., Ltd.	PRC
Chengdu Meten Education Technology Co., Ltd.	PRC

Chengdu Meten English Training School Co., Ltd.	PRC
Meten Education (Dongguan) Co., Ltd.	PRC
Dongguan Meten Education Technology Co., Ltd.	PRC
Guangzhou Meten Education Technology Co., Ltd.	PRC
Huizhou Meten Education Technology Co., Ltd.	PRC
Nanjing Meten Foreign Language Training Co., Ltd.	PRC
Ningbo Tangning Education Information Consulting Co., Ltd.	PRC
Quanzhou Meten Education Consulting Co., Ltd.	PRC
Shaoxing Yuecheng District Meten English Training School Co., Ltd.	PRC
Suzhou Meten Education Consulting Co., Ltd.	PRC
Wuxi Meten Training Center Co., Ltd.	PRC
Wuhan Meilianxing Teaching Technology Co., Ltd.	PRC
Chongqing Nan’an District Xinlian English Training Co., Ltd.	PRC
Changzhou Meten Education Technology Co., Ltd.	PRC
Foshan Xinyu Education Technology Co., Ltd.	PRC
Yunnan Meten Enterprise Management Co., Ltd.	PRC
Chengdu Chenghua District Meizhilian Foreign Language Training School Co., Ltd.	PRC
Chengdu Jinniu District Meten English Training School Co., Ltd.	PRC
Dalian Jinpu New District Yilian English Training School Co., Ltd.	PRC
Dalian Meizhilian English Education Consulting Co., Ltd.	PRC
Guangzhou Panyu District Meten Education Training Center Co., Ltd.	PRC
Kunming Wuhua District Xinlian English Training School Co., Ltd.	PRC
Nantong Meilianxing Education Consulting Co., Ltd.	PRC
Nantong Chongchuan District Xinlianyu English Training School Co., Ltd.	PRC
Foshan Shunde District Daliang Daxin Yilian Education Training Center Co., Ltd.	PRC
Shaoxing Keqiao District Yilian Education Information Consulting Co., Ltd.	PRC
Chengdu Jinjiang District Meten English Training School Co., Ltd.	PRC
Zhongshan Yilian Education Training Center Co., Ltd.	PRC
Zhongshan Meizhilian Education Training Center Co., Ltd.	PRC
Dalian Shahekou District Meten English School Co., Ltd.	PRC
Shenzhen Meten English Training Center	PRC
Chengdu Wuhou District Meten English Training School	PRC
Chengdu Qingyang District Meten English Training School	PRC
Mianyang Fucheng District Meten English Training School	PRC

Dongguan Dongcheng Meten English Training Center	PRC
Dongguan Nancheng Meten English Training Center	PRC
Foshan Chancheng District Meten English Training School	PRC
Foshan Nanhai District Meten English Training Center	PRC
Foshan Nanhai District Meten Wanda English Training Center	PRC
Foshan Shunde District Daliang Meten English Training Center	PRC
Guangzhou Tianhe District Meten English Training Center	PRC
Jiangmen Pengjiang District Meten English Training Center	PRC
Nanchang Honggutan Meten English Training School	PRC
Nanjing Qinhuai Meten English Training School	PRC
Ningbo Zhiyue Foreign Language Specialized School	PRC
Ningbo Yinzhou District Zhiyue Education Training School	PRC
Xiamen Huli District Meten English Training Center	PRC
Quanzhou Fengze District Meten English Training Center	PRC
Shenyang Meten English Training School	PRC
Suzhou New District Meten English Training Center	PRC
Suzhou Meten English Training Center	PRC
Suzhou Industrial Park Meten English Training Center	PRC
Wuhan East Lake High-tech Development Zone Meten English Training School	PRC
Wuhan Jianghan District Meten English Training School	PRC
Wuhan Hanyang District Meten English Training School	PRC
Xi’an Meten English Training Center	PRC
Zhongshan Meten English Training Center	PRC
Zhongshan Dong District Meten English Training Center	PRC
Chongqing Yuzhong Meten English Training School	PRC
Chongqing Jiulongpo District Meten English Training School	PRC
Chongqing Jiangbei District Meten English Training School	PRC
Chongqing Shapingba District Meten English Education Training School	PRC
Beijing Xicheng District ABC Foreign Language Training School	PRC
Beijing Fengtai District ABC Foreign Language Training School	PRC
Harbin ABC Foreign Language School	PRC
Harbin Xiangfang District ABC Foreign Language School	PRC
Harbin ABC Culture Training School	PRC
Jiangmen Pengjiang District Huiyue City Meten English Training Center	PRC

3